SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 12, 2002
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                                I.A. EUROPE, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       000-32973             52-2327637
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(State or other jurisdiction       (Commission File No.)     (IRS Employer
    of incorporation)                                        Identification No.)

                      901 PONCE DE LEON BOULEVARD, SUITE 303
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                           CORAL GABLES, FLORIDA 33134
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 476-1807
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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 12, 2002, I.A. Europe, Inc. (the "Company"), a Delaware corporation, acquired 95.8% of the total issued and outstanding common stock of General Telephony.com ("General"), a Nevada corporation. General is an inactive public company whose common stock is approved to trade under the symbol GTPH on the OTC Bulletin Board.

         As a result of this acquisition, General will change its name to I.A. Europe Group, Inc. and will change its domicile from Nevada to Delaware. The Company intends to merge into I.A. Europe Group, Inc. The shares of General acquired by the Company in this acquisition will be distributed in the merger to the Company's stockholders upon the effectiveness of a registration statement.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I.A. Europe, Inc.



                                              By: /s/ Victor Minca
                                                  --------------------
                                                  Victor Minca
Date:  July 17, 2002                              Chief Executive Officer